Exhibit 10.2

ARCUS BIOSCIENCES, INC.

AMENDED AND RESTATED 2015 STOCK PLAN

Adopted on May 8, 2015

Amended and Restated November 24, 2015

Amended August 12, 2016

Amended October 11, 2016

Amended November 2, 2017

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SECTION 8.	ADJUSTMENT OF SHARES	6
(a)	General	6
(b)	Corporate Transactions	7
(c)	Reservation of Rights	8

SECTION 9.	MISCELLANEOUS PROVISIONS	8
(a)	Securities Law Requirements	8
(b)	No Retention Rights	8
(c)	Treatment as Compensation	9
(d)	Governing Law	9
(e)	Conditions and Restrictions on Shares	9
(f)	Tax Matters	9

SECTION 10.	DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL	10
(a)	Term of the Plan	10
(b)	Right to Amend or Terminate the Plan	10
(c)	Effect of Amendment or Termination	10
(d)	Stockholder Approval	10

SECTION 11.	DEFINITIONS	10

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ARCUS BIOSCIENCES, INC. AMENDED AND RESTATED 2015 STOCK PLAN

SECTION 1.    ESTABLISHMENT AND PURPOSE.

The purpose of this Plan is to offer persons selected by the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by acquiring Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may be ISOs intended to qualify under Code Section 422 or NSOs which are not intended to so qualify.

Capitalized terms are defined in Section 11.

SECTION 2.    ADMINISTRATION.

(a)    Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist, as required by applicable law, of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)    Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary in the Plan, with respect to the terms and conditions of awards granted to Participants outside the United States, the Board of Directors may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so; provided that it may not vary from those Plan terms requiring stockholder approval pursuant to Section 10(d) below. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3.    ELIGIBILITY.

(a)    General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NSOs or the direct award or sale of Shares.1 Only Employees shall be eligible for the grant of ISOs.

[1]	Note that special considerations apply if the Company proposes to grant awards to an Employee or Consultant of a Parent company.

(b)    Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

SECTION 4.    STOCK SUBJECT TO PLAN.

(a)    Basic Limitation. Not more than 3,697,3342 Shares may be issued under the Plan, subject to Subsection (b) below and Section 8(a).3 All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b)    Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding taxes, such Shares shall remain available for issuance under the Plan. In the event that an outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall be added to the number of Shares then available for issuance under the Plan.

SECTION 5.    TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)    Stock Grant or Purchase Agreement. Each award of Shares under the Plan shall be evidenced by a Stock Grant Agreement between the Grantee and the Company. Each sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Grant Agreement or Stock Purchase Agreement. The provisions of the various Stock Grant Agreements and Stock Purchase Agreements entered into under the Plan need not be identical.

(b)    Duration of Offers and Nontransferability of Rights. Any right to purchase Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days (or such other period as may be specified in the Award Agreement) after the grant of such right was communicated to the Purchaser by the Company. Such right is not transferable and may be exercised only by the Purchaser to whom such right was granted.

[2]	All share numbers give effect to the 1-for-3.96 reverse stock split expected to be completed in March 2018.
[3]	Please refer to Exhibit A for a schedule of the initial share reserve and any subsequent increases in the reserve.

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(c)    Purchase Price. The Board of Directors shall determine the Purchase Price of Shares to be offered under the Plan at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.

(a)    Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(c)    Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant, and in the case of an ISO a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7. This Subsection (c) shall not apply to an Option granted pursuant to an assumption of, or substitution for, another option in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).

(d)    Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement. The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion.

(e)    Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the Date of Grant, and in the case of an ISO, a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(f)    Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following dates:

(i)    The expiration date determined pursuant to Subsection (e) above;

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(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such earlier or later date as the Board of Directors may determine (but in no event earlier than 30 days after the termination of the Optionee’s Service); or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g)    Leaves of Absence. For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(h)    Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (e) above; or

(ii)    The date 12 months after the Optionee’s death, or such earlier or later date as the Board of Directors may determine (but in no event earlier than six months after the Optionee’s death).

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.

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(i)    Restrictions on Transfer of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, an NSO shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(j)    No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person files a notice of exercise, pays the Exercise Price and satisfies all applicable withholding taxes pursuant to the terms of such Option.

(k)    Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options or a different type of award for the same or a different number of Shares and at the same or a different Exercise Price (if applicable). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(l)    Company’s Right to Cancel Certain Options. Any other provision of the Plan or a Stock Option Agreement notwithstanding, the Company shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 under the Securities Act. Prior to canceling such Option, the Company shall give the Optionee not less than 30 days’ notice in writing. If the Company elects to cancel such Option, it shall deliver to the Optionee consideration with an aggregate Fair Market Value equal to the excess of (i) the Fair Market Value of the Shares subject to such Option as of the time of the cancellation over (ii) the Exercise Price of such Option. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both. If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.

SECTION 7.    PAYMENT FOR SHARES.

(a)    General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7. In addition, the Board of Directors in its sole discretion may also permit payment through any of the methods described in (b) through (g) below.

(b)    Services Rendered. Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(c)    Promissory Note. All or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of

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additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(d)    Surrender of Stock. All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e)    Exercise/Sale. If the Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(f)    Net Exercise. An Option may permit exercise through a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value (determined by the Board of Directors as of the exercise date) that does not exceed the aggregate Exercise Price or the sum of the aggregate Exercise Price plus all or a portion of the minimum amount required to be withheld under applicable tax law (with the Company accepting from the Optionee payment of cash or cash equivalents to satisfy any remaining balance of the aggregate Exercise Price and, if applicable, any additional withholding obligation not satisfied through such reduction in Shares); provided that to the extent Shares subject to an Option are withheld in this manner, the number of Shares subject to the Option following the net exercise will be reduced by the sum of the number of Shares withheld and the number of Shares delivered to the Optionee as a result of the exercise.

(g)    Other Forms of Payment. To the extent that an Award Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.

SECTION 8.    ADJUSTMENT OF SHARES.

(a)    General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number and kind of Shares available for future grants under Section 4, (ii) the number and kind of Shares covered by each outstanding Option and any outstanding and unexercised right to purchase Shares that has not yet expired pursuant to Section 5(b), (iii) the Exercise Price under each outstanding Option and the Purchase Price applicable to any unexercised stock purchase right described in clause (ii) above, and (iv) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate

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adjustments in one or more of the items listed in clauses (i) through (iv) above; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code. No fractional Shares shall be issued under the Plan as a result of an adjustment under this Section 8(a), although the Board of Directors in its sole discretion may make a cash payment in lieu of fractional Shares.

(b)    Corporate Transactions. In the event that the Company is a party to a merger or consolidation, or in the event of a sale of all or substantially all of the Company’s stock or assets, all Shares acquired under the Plan and all Options and other Plan awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board of Directors in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Options and awards (or all portions of an Option or an award) in an identical manner. The treatment specified in the transaction agreement or as determined by the Board of Directors may include (without limitation) one or more of the following with respect to each outstanding Option or award:

(i)    Continuation of the Option or award by the Company (if the Company is the surviving corporation).

(ii)    Assumption of the Option by the surviving corporation or its parent in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).

(iii)    Substitution by the surviving corporation or its parent of a new option for the Option in a manner that complies with Code Section 424(a) (whether or not the Option is an ISO).

(iv)    Cancellation of the Option and a payment to the Optionee with respect to each Share subject to the portion of the Option that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Board of Directors in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of the transaction, over (B) the per-Share Exercise Price of the Option (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Stock. If the Spread applicable to an Option is zero or a negative number, then the Option may be cancelled without making a payment to the Optionee.

(v)    Cancellation of the Option without the payment of any consideration; provided that the Optionee shall be notified of such treatment and given an opportunity to exercise the Option (to the extent the Option is vested or becomes vested as of the effective date of the transaction) during a period of not

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less than five (5) business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the Optionee a reasonable opportunity to exercise the Option. Any exercise of the Option during such period may be contingent upon the closing of the transaction.

(vi)    Suspension of the Optionee’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.

(vii)    Termination of any right the Optionee has to exercise the Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.

For the avoidance of doubt, the Board of Directors has discretion to accelerate, in whole or part, the vesting and exercisability of an Option or other Plan award in connection with a corporate transaction covered by this Section 8(b).

(c)    Reservation of Rights. Except as provided in this Section 8, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.    MISCELLANEOUS PROVISIONS.

(a)    Securities Law Requirements. Shares shall not be issued under the Plan unless, in the opinion of counsel acceptable to the Board of Directors, the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be liable for a failure to issue Shares as a result of such requirements.

(b)    No Retention Rights. Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

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(c)    Treatment as Compensation. Any compensation that an individual earns or is deemed to earn under this Plan shall not be considered a part of his or her compensation for purposes of calculating contributions, accruals or benefits under any other plan or program that is maintained or funded by the Company, a Parent or a Subsidiary.

(d)    Governing Law. The Plan and all awards, sales and grants under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(e)    Conditions and Restrictions on Shares. Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Board of Directors may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In addition, Shares issued under the Plan shall be subject to conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

(f)    Tax Matters.

(i)    As a condition to the award, grant, issuance, vesting, purchase, exercise or transfer of any award, or Shares issued pursuant to any award, granted under this Plan, the Participant shall make such arrangements as the Board of Directors may require or permit for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such event.

(ii)    Unless otherwise expressly set forth in an Award Agreement, it is intended that awards granted under the Plan shall be exempt from Code Section 409A, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent.    To the extent an award is not exempt from Code Section 409A (any such award, a “409A Award”), any ambiguity in the terms of such award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Code Section 409A be given effect if such modification would cause the Award to become subject to Code Section 409A unless the parties explicitly acknowledge and consent to the modification as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board of Directors from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii)

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the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In addition, if a transaction subject to Section 8(b) constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(iii)    Neither the Company nor any member of the Board of Directors shall have any liability to a Participant in the event an award held by the Participant fails to achieve its intended characterization under applicable tax law.

SECTION 10.    DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL.

(a)    Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to approval of the Company’s stockholders under Subsection (d) below. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)    Right to Amend or Terminate the Plan. Subject to Subsection (d) below, the Board of Directors may amend, suspend or terminate the Plan at any time and for any reason.

(c)    Effect of Amendment or Termination. No Shares shall be issued or sold and no Option granted under the Plan after the termination thereof, except upon exercise of an Option (or any other right to purchase Shares) granted under the Plan prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

(d)    Stockholder Approval. To the extent required by applicable law, the Plan will be subject to approval of the Company’s stockholders within 12 months of its adoption date. To the extent required by applicable law, any amendment of the Plan will be subject to the approval of the Company’s stockholders within 12 months of the amendment date if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or (ii) materially changes the class of persons who are eligible for the grant of ISOs. In addition, an amendment effecting any other material change to the Plan terms will be subject to approval of the Company’s stockholder only if required by applicable law. Stockholder approval shall not be required for any other amendment of the Plan.

SECTION 11.    DEFINITIONS.

(a)    “Award Agreement” means a Stock Grant Agreement, Stock Option Agreement or Stock Purchase Agreement.

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(b)    “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(c)    “Code” means the Internal Revenue Code of 1986, as amended.

(d)    “Committee” means a committee of the Board of Directors, as described in Section 2(a).

(e)    “Company” means Arcus Biosciences, Inc., a Delaware corporation.

(f)    “Consultant” means a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent3 or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(g)    “Date of Grant” means the date of grant specified in the applicable Stock Option Agreement, which date shall be the later of (i) the date on which the Board of Directors resolved to grant the Option or (ii) the first day of the Optionee’s Service.

(h)    “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i)    “Employee” means any individual who is a common-law employee of the Company, a Parent4 or a Subsidiary.

(j)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)    “Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(l)    “Fair Market Value” means the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(m)    “Family Member” means (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.

[3]	Note that special considerations apply if the Company proposes to grant awards to consultant or advisor of a Parent company.
[4]	Note that special considerations apply if the Company proposes to grant awards to an Employee of a Parent company.

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(n)    “Grantee” means a person to whom the Board of Directors has awarded Shares under the Plan.

(o)    “ISO” means an Option that qualifies as an incentive stock option as described in Code Section 422(b). Notwithstanding its designation as an ISO, an Option that does not qualify as an ISO under applicable law shall be treated for all purposes as an NSO.

(p)    “NSO” means an Option that does not qualify as an incentive stock option as described in Code Section 422(b) or 423(b).

(q)    “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

(r)    “Optionee” means a person who holds an Option.

(s)    “Outside Director” means a member of the Board of Directors who is not an Employee.

(t)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(u)    “Participant” means a Grantee, Optionee or Purchaser.

(v)    “Plan” means this Arcus Biosciences, Inc. Amended and Restated 2015 Stock Plan.

(w)    “Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(x)    “Purchaser” means a person to whom the Board of Directors has offered the right to purchase Shares under the Plan (other than upon exercise of an Option).

(y)    “Securities Act” means the Securities Act of 1933, as amended.

(z)    “Service” means service as an Employee, Outside Director or Consultant.

(aa)    “Share” means one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(bb)    “Stock” means the Common Stock of the Company.

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(cc)    “Stock Grant Agreement” means the agreement between the Company and a Grantee who is awarded Shares under the Plan that contains the terms, conditions and restrictions pertaining to the award of such Shares.

(dd)    “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(ee)    “Stock Purchase Agreement” means the agreement between the Company and a Purchaser who purchases Shares under the Plan that contains the terms, conditions and restrictions pertaining to the purchase of such Shares.

(ff)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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EXHIBIT A

SCHEDULE OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

Pre-Reverse Stock Split Share Reserve Schedule

Approval	Date of Stockholder Approval	Number of Shares Added	Cumulative Number of Shares
May 8, 2015	May 13, 2015	3,970,000	3,970,000

November 24, 2015	Not Applicable	Not Applicable	3,970,000

August 12, 2016	August 15, 2016	4,490,590	8,460,590

October 11, 2016	Not Applicable	-30,000	8,430,590

November 2, 2017	November 2, 2017	6,210,854	14,641,444

Post-Reverse Stock Split Share Reserve Schedule

Approval	Date of Stockholder Approval	Number of Shares Added	Cumulative Number of Shares
Not Applicable	Not Applicable	Not Applicable	3,697,334

E-1

ARCUS BIOSCIENCES, INC.

AMENDED AND RESTATED 2015 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (EARLY EXERCISE)

The Optionee has been granted the following option to purchase shares of the Common Stock of Arcus Biosciences, Inc.:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option (ISO)

«NSO» Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:	The Right of Repurchase shall lapse with respect to the first «Percent»% of the Shares subject to this option when the Optionee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth above. The Right of Repurchase shall lapse with respect to an additional «Fraction»% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 8(b) of the Plan.

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the Amended and Restated 2015 Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	ARCUS BIOSCIENCES, INC.

By:
Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

ARCUS BIOSCIENCES, INC. AMENDED AND RESTATED 2015 STOCK PLAN:

STOCK OPTION AGREEMENT (EARLY EXERCISE)

SECTION 1. GRANT OF OPTION.

(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)    $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 15 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a)    Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by: (i) signing and delivering written notice to the Company pursuant to Section 13(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment and (ii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with any applicable withholding taxes under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b)    Withholding Taxes. In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Optionee’s participation in the Plan and legally applicable to the Optionee (the “Tax-Related Items”)) as a result of the grant, vesting or exercise of this option, or as a result of the vesting or transfer of shares acquired upon exercise of this option, the Optionee, as a condition of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax-Related Items. The Optionee acknowledges that the responsibility for all Tax-Related Items is the Optionee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c)    Issuance of Shares. After satisfying all requirements for exercise of this option, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)    Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (a) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (a) above; or

(ii)    The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the date of the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d)    Extension of Post-Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(e)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(f)    Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)    More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)    More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF REPURCHASE.

(a)    Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b)    Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.

(c)    Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.

(d)    Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the

Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(e)    Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of any transaction described in Section 8(b) of the Plan or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g)    Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h)    Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d)    Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)    It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)    Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)    Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a)    Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(b)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(e)    Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A LIMITED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL,

THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(f)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 8(b) of the Plan.

SECTION 13. MISCELLANEOUS PROVISIONS.

(a)    Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)    No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e)    Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 14. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of Repurchase), 8 (Right of First Refusal), 9 (Legality of Initial Issuance) and 11 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off), as well as the following provisions:

(a)    Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)    Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the

Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c)    No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d)    Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Optionee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have under other law or pursuant to a written agreement with the Company.

(e)    Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f)    Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g)    Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h)    Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i)    Personal Data Authorization. The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (i). The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (i) by contacting the Company in writing.

SECTION 15. DEFINITIONS.

(a)    “Agreement” shall mean this Stock Option Agreement.

(b)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)    “Company” shall mean Arcus Biosciences, Inc., a Delaware corporation.

(d)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(e)    “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(f)    “Plan” shall mean the Arcus Biosciences, Inc. Amended and Restated 2015 Stock Plan, as in effect on the Date of Grant.

(g)    “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(h)    “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(i)    “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(j)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(k)    “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(l)    “Service” means service as an Employee, Outside Director or Consultant.

(m)    “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(n)    “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

(o)    “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

ARCUS BIOSCIENCES, INC.

AMENDED AND RESTATED 2015 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INSTALLMENT EXERCISE)

The Optionee has been granted the following option to purchase shares of the Common Stock of Arcus Biosciences, Inc.:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option (ISO)

«NSO» Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:	This option may be exercised with respect to the first «Percent»% of the Shares subject to this option when the Optionee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth below. This option may be exercised with respect to an additional «Fraction»% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:	«VestComDate»

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 8(b) of the Plan.

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the Amended and Restated 2015 Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 13 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	ARCUS BIOSCIENCES, INC.

By:
Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

ARCUS BIOSCIENCES, INC. AMENDED AND RESTATED 2015 STOCK PLAN:

STOCK OPTION AGREEMENT (INSTALLMENT EXERCISE)

SECTION 1. GRANT OF OPTION.

(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)    $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 14 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a)    Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by: (i) signing and delivering written notice to the Company pursuant to Section 12(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment and (ii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with any applicable withholding taxes under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.

(b)    Withholding Taxes. In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Optionee’s participation in the Plan and legally applicable to the Optionee (the “Tax-Related Items”)) as a result of the grant, vesting or exercise of this option, or as a result of the transfer of shares acquired upon exercise of this option, the Optionee, as a condition of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax-Related Items. The Optionee acknowledges that the responsibility for all Tax-Related Items is the Optionee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c)    Issuance of Shares. After satisfying all requirements for exercise of this option, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)    Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

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(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (a) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (a) above; or

(ii)    The date 12 months after the Optionee’s death.

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All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d)    Extension of Post-Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(e)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(f)    Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)    More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

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(iii)    More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash

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equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)    Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)    It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)    Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)    Any other applicable provision of federal, State or foreign law has been satisfied.

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SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a)    Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(b)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares

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acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(e)    Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A LIMITED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE

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TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(f)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

(a)    Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)    No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit

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with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)    Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e)    Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of First Refusal), 8 (Legality of Initial Issuance) and 10 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off), as well as the following provisions:

(a)    Tax Consequences (No Liability for Discounted Options). The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)    Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee

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also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c)    No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d)    Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Optionee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have under other law or pursuant to a written agreement with the Company.

(e)    Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f)    Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g)    Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

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(h)    Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i)    Personal Data Authorization. The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (i). The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (i) by contacting the Company in writing.

SECTION 14. DEFINITIONS.

(a)    “Agreement” shall mean this Stock Option Agreement.

(b)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)    “Company” shall mean Arcus Biosciences, Inc., a Delaware corporation.

(d)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(e)    “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(f)    “Plan” shall mean the Arcus Biosciences, Inc. Amended and Restated 2015 Stock Plan, as in effect on the Date of Grant.

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(g)    “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(h)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(i)    “Service” means service as an Employee, Outside Director or Consultant.

(j)     “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(k)    “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

(l)    “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

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ARCUS BIOSCIENCES, INC.

AMENDED AND RESTATED 2015 STOCK PLAN:

SUMMARY OF STOCK GRANT (FOR SERVICES)

The Transferee is acquiring shares of the Common Stock of Arcus Biosciences, Inc. on the following terms:

Name of Transferee:	«Name»

Total Number of Transferred Shares:	«TotalShares»

Date of Transfer:	«DateTransfer»

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:	The Forfeiture Condition shall lapse with respect to the first «Percent»% of the Transferred Shares when the Transferee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth above. The Forfeiture Condition shall lapse with respect to an additional «Fraction»% of the Transferred Shares when the Transferee completes each month of continuous Service thereafter.

By signing below, the Transferee and the Company agree that the acquisition of the Transferred Shares is governed by the terms and conditions of the Amended and Restated 2015 Stock Plan and the Stock Grant Agreement. Both of these documents are attached to, and made a part of, this Summary of Stock Grant. The Transferee agrees to accept by email all documents relating to the Company, the Plan or this grant and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Transferee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Transferee by email of their availability. The Transferee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until the Transferee gives the Company written notice that it should deliver paper documents.

TRANSFEREE:	ARCUS BIOSCIENCES, INC.

By:
Address for Mailing Stock Certificate:	Title:

ARCUS BIOSCIENCES, INC. AMENDED AND RESTATED 2015 STOCK PLAN:

STOCK GRANT AGREEMENT (FOR SERVICES)

SECTION 1. ACQUISITION OF SHARES.

(a)    Transfer. On the terms and conditions set forth in the Summary of Stock Grant and this Agreement, the Company agrees to transfer to the Transferee the number of Shares set forth in the Summary of Stock Grant. The transfer shall occur at the offices of the Company on the date of transfer set forth in the Summary of Stock Grant or at such other place and time as the parties may agree.

(b)    Consideration. The Transferee and the Company agree that the Transferred Shares are being issued to the Transferee as consideration for a portion of the services performed by the Transferee for the Company. The value of such portion is agreed to be not less than 100% of the Fair Market Value of the Transferred Shares.

(c)    Stock Plan and Defined Terms. The transfer of the Transferred Shares is subject to the Plan, a copy of which the Transferee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 11 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. FORFEITURE CONDITION.

(a)    Scope of Forfeiture Condition. All Transferred Shares initially shall be Restricted Shares and shall be subject to forfeiture to the Company. The Transferee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Transferee may transfer Restricted Shares to one or more members of the Transferee’s Immediate Family or to a trust established by the Transferee for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Transferee transfers any Restricted Shares, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(b)    Vesting. The Forfeiture Condition shall lapse and the Restricted Shares shall become vested in accordance with the vesting schedule set forth in the Summary of Stock Grant.

(c)    Execution of Forfeiture. The Forfeiture Condition shall be applicable only if the Transferee’s Service terminates for any reason, with or without cause, including (without limitation) death or disability, before all Restricted Shares have become vested. In the event that the Transferee’s Service terminates for any reason, the certificate(s) representing any remaining Restricted Shares shall be delivered to the Company. The Company shall make no payment for Restricted Shares that are forfeited.

(d)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Forfeiture Condition. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

(e)    Termination of Rights as Stockholder. If Restricted Shares are forfeited in accordance with this Section 2, then the person who is to forfeit such Restricted Shares shall no longer have any rights as a holder of such Restricted Shares. Such Restricted Shares shall be deemed to have been forfeited in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(f)    Escrow. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (d) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Transferred Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Transferee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for forfeiture and cancellation in the event that the Forfeiture Condition or Right of First Refusal applies or (ii) released to the Transferee upon the Transferee’s request to the extent the Transferred Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Transferred Shares that have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the termination of the Transferee’s Service or (ii) the lapse of the Right of First Refusal.

(g)    Part-Time Employment and Leaves of Absence. If the Transferee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Summary of Stock Grant. If the Transferee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Summary of Stock Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue while the Transferee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Transferee immediately returns to active work.

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SECTION 3. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Transferee proposes to sell, pledge or otherwise transfer to a third party any Transferred Shares, or any interest in Transferred Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Transferred Shares. If the Transferee desires to transfer Transferred Shares, the Transferee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Transferred Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Subsequent Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Transferee and by the proposed Subsequent Transferee and must constitute a binding commitment of both parties to the transfer of the Transferred Shares. The Company shall have the right to purchase all, and not less than all, of the Transferred Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after receiving the Transfer Notice, the Transferee may, not later than 90 days after the Company received the Transfer Notice, conclude a transfer of the Transferred Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Transferee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Transferee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Transferred Shares on the terms set forth in the Transfer Notice within 60 days after the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Transferred Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Transferred Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to,

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any Transferred Shares subject to this Section 3 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Transferred Shares subject to this Section 3.

(d)    Termination of Right of First Refusal. Any other provision of this Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Transferee desires to transfer Transferred Shares, the Company shall have no Right of First Refusal, and the Transferee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Transferee’s Immediate Family or to a trust established by the Transferee for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Transferee transfers any Transferred Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 3.

SECTION 4. OTHER RESTRICTIONS ON TRANSFER.

(a)    Transferee Representations. In connection with the issuance and acquisition of Shares under this Agreement, the Transferee hereby represents and warrants to the Company as follows:

(i)    The Transferee is acquiring and will hold the Transferred Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

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(ii)    The Transferee understands that the Transferred Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Transferred Shares must be held indefinitely, unless their sale or other transfer is subsequently registered under the Securities Act or the Transferee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Transferee further acknowledges and understands that the Company is under no obligation to register the Transferred Shares.

(iii)    The Transferee is aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction,” and that the amount of securities being sold during any three-month period not exceed specified limitations. The Transferee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied as of the Date of Transfer and that the Company is not required to take action to satisfy any such conditions.

(iv)    The Transferee will not sell, transfer or otherwise dispose of the Transferred Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Transferee agrees that he or she will not dispose of the Transferred Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Transferred Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Transferred Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Transferred Shares under applicable state law.

(v)    The Transferee has received and has had access to such information as he or she considers necessary or appropriate for deciding whether to invest in the Transferred Shares, and the Transferee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Transferred Shares.

(vi)    The Transferee is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Transferee is able, without impairing his or her financial condition, to hold the Transferred Shares for an indefinite period and to suffer a complete loss of his or her investment in the Transferred Shares.

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(b)    Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Transferred Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Transferee or a Subsequent Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Transferred Shares without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Transferred Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.

(d)    Rights of the Company. The Company shall not be required to (i) transfer on its books any Transferred Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Transferred Shares, or otherwise to accord voting, dividend or liquidation rights to, any Subsequent Transferee to whom Transferred Shares have been transferred in contravention of this Agreement.

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SECTION 5. SUCCESSORS AND ASSIGNS.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Transferee and the Transferee’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6. NO RETENTION RIGHTS.

Nothing in this Agreement or in the Plan shall confer upon the Transferee any right to continue providing services to the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Transferee) or of the Transferee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 7. TAX ELECTION.

The acquisition of the Transferred Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of transfer set forth in the Summary of Stock Grant. The form for making the Code Section 83(b) election is attached to this Agreement as an Exhibit. The Transferee should consult with his or her tax advisor to determine the tax consequences of acquiring the Transferred Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Transferee acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Transferee requests the Company or its representatives to make this filing on his or her behalf.

SECTION 8. LEGENDS.

All certificates evidencing Transferred Shares shall bear the following legends:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED

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TRANSFER OF THE SHARES AND IMPOSES CERTAIN FORFEITURE CONDITIONS UPON TERMINATION OF SERVICE WITH THE COMPANY. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A LIMITED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing the Transferred Shares acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

If required by the authorities of any State in connection with the issuance of the Transferred Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(b)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any

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internationally recognized express mail courier service. Notice shall be addressed to the Company at its principal executive office and to the Transferee at the address that he or she most recently provided to the Company in accordance with this Subsection (b).

(c)    Entire Agreement. The Summary of Stock Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

SECTION 10. ACKNOWLEDGEMENTS OF THE TRANSFEREE.

In addition to the other terms, conditions and restrictions imposed on the Shares acquired pursuant to this Agreement, the Transferee expressly acknowledges being subject to Sections 2 (Forfeiture Condition), 3 (Right of First Refusal) and 4 (Other Restrictions on Transfer, including without limitation the Market Stand-Off), as well as the following provisions:

(a)    Waiver of Statutory Information Rights. The Transferee acknowledges and agrees that, until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Transferee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Transferee’s capacity as a stockholder and does not affect any other inspection rights the Transferee may have under other law or pursuant to a written agreement with the Company.

(b)    Plan Discretionary. The Transferee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Transferee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the transfer of the Transferred Shares does not in any way create any contractual or other right to receive additional awards under the Plan at any time or in any amount and (iv) all determinations with respect to any additional awards, including (without limitation) the times when awards will be granted, the number of Shares offered and the vesting schedule, will be at the sole discretion of the Company.

(c)    Termination of Service. The Transferee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)    Extraordinary Compensation. The value of the Transferred Shares shall be an extraordinary item of compensation outside the scope of the Transferee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

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(e)    Authorization to Disclose. The Transferee hereby authorizes and directs the Transferee’s employer to disclose to the Company or any Subsidiary any information regarding the Transferee’s employment, the nature and amount of the Transferee’s compensation and the fact and conditions of the Transferee’s participation in the Plan, as the Transferee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(f)    Personal Data Authorization. The Transferee consents to the collection, use and transfer of personal data as described in this Subsection (f). The Transferee understands and acknowledges that the Company, the Transferee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Transferee for the purpose of managing and administering the Plan, including (without limitation) the Transferee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Transferee’s favor (the “Data”). The Transferee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Transferee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Transferee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Transferee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Transferee’s participation in the Plan, including a transfer to any broker or other third party with whom the Transferee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Transferee’s behalf. The Transferee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (f) by contacting the Company in writing.

SECTION 11. DEFINITIONS.

(a)    “Agreement” shall mean this Stock Grant Agreement.

(b)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)    “Company” shall mean Arcus Biosciences, Inc., a Delaware corporation.

(d)    “Forfeiture Condition” shall mean the forfeiture condition described in Section 2.

(e)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f)    “Plan” shall mean the Arcus Biosciences, Inc. Amended and Restated 2015 Stock Plan, as amended.

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(g)    “Restricted Share” shall mean a Transferred Share that is subject to the Forfeiture Condition.

(h)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 3.

(i)    “Service” means service as an Employee, Outside Director or Consultant.

(j)    “Subsequent Transferee” shall mean any person to whom the Transferee has directly or indirectly transferred any Transferred Shares.

(k)    “Transferee” shall mean the individual named in the Summary of Stock Grant.

(l)    “Transfer Notice” shall mean the notice of a proposed transfer of Transferred Shares described in Section 3.

(m)    “Transferred Shares” shall mean the Shares acquired by the Transferee pursuant to this Agreement.

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EXHIBIT I

SECTION 83(b) ELECTION

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and pursuant to Treasury Regulations Section 1.83-2, to include in gross income as compensation for services the fair market value of the shares described below.

(1)	The taxpayer who performed the services is:

Name:

Address:

Social Security No.:

(2)	The property with respect to which the election is made is shares of the common stock of Arcus Biosciences, Inc.

(3)	The property was transferred to the taxpayer on , .

(4)	The taxable year for which the election is made is the calendar year .

(5)	The property is subject to forfeiture if for any reason taxpayer’s service with the issuer terminates. The forfeiture condition lapses in a series of installments over a -year period ending on , .

(6)	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $ per share x shares = $ .

(7)	No amount was paid for such property.

(8)	The amount to include in gross income is $ . [The amount in Line 6.]

(9)	A copy of this statement was furnished to Arcus Biosciences, Inc., for whom taxpayer rendered the services underlying the transfer of such property.

(10)	This statement is executed on , .

Spouse (if any)	Taxpayer

Within 30 days after the date of transfer of the property, this election must be filed with the Internal Revenue Service office where the taxpayer files his or her annual federal income tax return. The filing should be made by registered or certified mail, return receipt requested. The taxpayer must (a) include a copy of the completed form with his or her federal income tax return for the taxable year in which the property is transferred and (b) deliver an additional copy to the Company.

ARCUS BIOSCIENCES, INC.

AMENDED AND RESTATED 2015 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE (EARLY EXERCISE)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Social Security Number:
Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 20	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Arcus Biosciences, Inc. (the “Company”) covered by the option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now:                     . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “Arcus Biosciences, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐ In my name only

☐ In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐ In the names of my spouse and myself as community property with the right of survivorship

☐ In the names of my spouse and myself as joint tenants with the right of survivorship

☐ In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGEMENTS OF THE OPTIONEE:

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that my purchase of the Purchased Shares has not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares or any sale or transfer thereof.

4.	I am aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied as of the date set forth below and that the Company is not required to take action to satisfy any conditions applicable to it.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

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8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”) and may remain subject to the Company’s right of repurchase, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.	I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.	I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise and the tax election under section 83(b) of the Internal Revenue Code. In the event that I choose to make a section 83(b) election, I acknowledge that it is my responsibility—and not the Company’s responsibility—to file the election in a timely manner, even if I ask the Company or its agents to make the filing on my behalf. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

12.	I agree that the Company does not have a duty to design or administer the Amended and Restated 2015 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

13.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

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EXPLANATION OF FORMS OF STOCK OWNERSHIP

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the forms of legal ownership available for the shares that you are purchasing (the “Purchased Shares”). For a number of reasons, this explanation is no substitute for personal legal advice:

•	To make the explanation short and readable, only the highlights are covered. Some legal rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own situation may well be different from the norm.

•	The law may change, and the Company is not responsible for updating this summary.

•	The form in which you own your shares may have a substantial impact on the estate tax treatment that applies to those shares when you die or the income tax treatment that applies when your survivors sell the shares after your death.

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT THE FORM OF OWNERSHIP FOR YOUR SHARES.

OVERVIEW

The Notice of Stock Option Exercise offers five forms of taking title to the Purchased Shares:

•	In your name only,

•	In your name and the name of your spouse as community property,

•	In your name and the name of your spouse as community property with the right of survivorship,

•	In your name and the name of your spouse as joint tenants with the right of survivorship, or

•	In the name of an eligible revocable trust.

Title in the Purchased Shares depends upon (a) your marital status, (b) the marital property laws of your state of residence and (c) any agreement with your spouse altering the existing marital property laws of your state of residence. If you are not married, you generally will take title in your name alone. If you are married, title depends upon the marital property laws of your state of residence. In general, states are classified either as “community property” states or as “common-law property” states. (But individual state law may vary within these classifications.)

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COMMUNITY PROPERTY AND JOINT TENANCY

Community property states include California, Texas, Washington, Arizona, Nevada, New Mexico, Idaho, Louisiana and Wisconsin. In a community property state, property acquired during marriage by either spouse is presumed to be one-half owned by each spouse. All other property is classified as the separate property of the spouse who acquires the property. While either spouse has equal management and control over the community property and may sell, spend or encumber all community property, neither spouse may gift community property or partition his/her one-half interest without the consent of the other spouse. Upon divorce, all community property is divided equally among the spouses and each spouse is entitled to retain all of his/her separate property. Upon the death of a spouse, one-half of the community property (and all of the decedent spouse’s separate property) will pass to the decedent spouse’s heirs. The other one-half of the community property remains the property of the surviving spouse.

Other states are common-law property states. In a common-law property state, each spouse is generally deemed to own whatever he/she earns or acquires.

A married couple may elect to alter the marital property rules by mutually agreeing to take title to property in other forms. For example, a couple residing in a community property state may generally enter into an agreement and transform what otherwise would be community property into the separate property of the spouse who earns or acquires the property.

In addition, many community property and common-law property states allow married couples to take joint title in property acquired during marriage. For example, California allows a married couple to take title in a joint tenancy with the right of survivorship. In a joint tenancy, each spouse owns a one-half interest in the property as separate property. This means that each spouse may transfer or sell his/her one-half interest in the property while he/she is alive. However, unlike traditional separate property, a spouse cannot transfer his/her one-half interest to heirs at death. Instead, the surviving spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the property. (This is called the “right of survivorship.”) Both spouses must consent to taking property in a joint tenancy in lieu of having the community property laws apply.

California also allows a married couple to take title in the shares as community property with the right of survivorship. This means that the shares are treated like community property while both spouses are alive. However, if one spouse dies, then the other spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the shares. In other words, the decedent spouse’s will or trust does not control the disposition of the shares.

If you have the Purchased Shares issued in a form other than those described above, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

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TRUSTS

A transfer to a trust generally should not be treated as a “disposition” of the Purchased Shares for tax purposes if the trust satisfies each of the following conditions:

•	You are the sole grantor of the trust,

•	You are the sole trustee, or you and your spouse are the sole co-trustees,

•	The trustee or trustees are not required to distribute the income of the trust to any person other than you and/or your spouse while you are alive, and

•	The trust permits you to revoke all or part of the trust and to have the trust’s assets returned to you, without the consent of any other person (including your spouse).

If you have the Purchased Shares issued to a trust that does not meet these requirements, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

If you have the Purchased Shares issued to any trust, you will be required to sign a Stock Transfer Agreement in your capacity as trustee. Under the Stock Transfer Agreement, the Purchased Shares remain subject to the Company’s right of first refusal and may remain subject to the Company’s right of repurchase, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

THE COMPANY WILL NOT CHECK TO DETERMINE WHETHER THE FORM OF OWNERSHIP THAT YOU ELECT IN YOUR NOTICE OF STOCK OPTION EXERCISE IS APPROPRIATE. YOU SHOULD CONSULT YOUR OWN ADVISERS ON THIS SUBJECT. IF AN INAPPROPRIATE ELECTION IS MADE, THE FORM OF OWNERSHIP MAY NOT WITHSTAND LEGAL SCRUTINY OR MAY HAVE ADVERSE TAX CONSEQUENCES.

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EXPLANATION OF FEDERAL INCOME TAX CONSEQUENCES AND SECTION 83(b) ELECTION

(Current as of September 2015)

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the tax consequences of exercising your option. For a number of reasons, this explanation is no substitute for personal tax advice:

•	To make the explanation short and readable, only the highlights are covered. Some tax rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

•	State and foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning. Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

•	Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

•	The explanation assumes that you are paying the exercise price of your option in cash (or in the form of a full-recourse promissory note with an interest rate that meets IRS requirements). If you are paying the exercise price in the form of stock, you become subject to special rules that are not addressed here.

•	This explanation assumes that your option is not subject to section 409A of the Internal Revenue Code. However, the Company cannot be certain that section 409A is inapplicable to your option. (Please refer to the last segment of this summary for more information about section 409A.)

•	The tax rules change often, and the Company is not responsible for updating this summary. (Please refer to the date at the top of this page.)

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN TAX ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT FILING OR NOT FILING A SECTION 83(b) ELECTION.

EXERCISE OF NSO TO PURCHASE VESTED SHARES

The Notice of Stock Option Grant indicates whether your Purchased Shares are already vested. Vested shares are no longer subject to the Company’s right to repurchase them, although they are still subject to the Company’s right of first refusal. If you know that your Purchased Shares are already vested, there is no need to file a section 83(b) election.

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If you are exercising an NSO to purchase vested shares, you will be taxed at the time of exercise. You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as income on the exercise date.

EXERCISE OF NSO TO PURCHASE NON-VESTED SHARES

If you are exercising an NSO to purchase non-vested shares, and if you do not file a timely election under section 83(b) of the Internal Revenue Code, then you will not be taxed at the time of exercise. Instead, you will be taxed whenever an increment of Purchased Shares vests—in other words, when the Company no longer has the right to repurchase those shares. The Notice of Stock Option Grant indicates when this occurs, generally over a period of several years. Whenever an increment of Purchased Shares vests, you will recognize ordinary income in an amount equal to the excess of (a) the fair market value of those Purchased Shares on the date of vesting over (b) the exercise price you are paying for those Purchased Shares. If you are an employee or former employee of the Company, this amount will be subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) will be equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as income on each vesting date.

If you are exercising an NSO to purchase non-vested shares, and if you file a timely election under section 83(b) of the Internal Revenue Code, then you will be taxed at the time of exercise. You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as income as a result of filing the section 83(b) election. Even if the fair market value of the Purchased Shares on the date of exercise equals the exercise price (and thus no tax is payable), the section 83(b) election must be made in order to avoid having any subsequent appreciation taxed as ordinary income at the time of vesting.

YOU MUST FILE A SECTION 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WITHIN 30 DAYS AFTER THE NOTICE OF STOCK OPTION EXERCISE IS SIGNED. The 30-day filing period cannot be extended. If you miss the deadline, you will be taxed as the Purchased Shares vest, based on the value of the shares at that time. (See above.) The form for making the 83(b) election is attached. Additional copies of the form must be filed with the Company and with your tax return for the year in which you make the election.

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DISPOSITION OF NSO SHARES

When you dispose of the Purchased Shares, you will recognize a capital gain equal to the excess of (a) the sale proceeds over (b) your tax basis in the Purchased Shares. If the sale proceeds are less than your tax basis, you will recognize a capital loss. The capital gain or loss will be long-term if you held the Purchased Shares for more than 12 months. The holding period normally starts when you exercise your NSO. In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to taxpayers in the 15% and 10% marginal federal income tax brackets.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

Depending on the level of your adjusted gross income, the additional Medicare contribution tax may be imposed on any short-term and long-term capital gain income and can increase your marginal tax rate.

LIMIT ON ISO TREATMENT

The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO). The favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates. Of the options that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment. The excess over $100,000 automatically receives NSO treatment. For this purpose, stock is valued at the time of grant. This means that the value is generally equal to the exercise price.

For example, assume that you hold an option to buy 50,000 shares for $4 per share. Assume further that the entire option is exercisable immediately after the date of grant. (It is irrelevant when the underlying stock vests.) Only the first 25,000 shares qualify for ISO treatment. (25,000 times $4 equals $100,000.) The remaining 25,000 shares will be treated as if they had been acquired by exercising an NSO. This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.

EXERCISE OF ISO AND ISO HOLDING PERIODS

If you are exercising an ISO, you will not be taxed under the regular tax rules until you dispose of the Purchased Shares.1 (The alternative minimum tax rules are described below.) The tax treatment at the time of disposition depends on how long you hold the shares. You will satisfy the ISO holding periods if you hold the Purchased Shares until the later of the following dates:

•	More than two years after the ISO was granted, and

[1]	Generally, a “disposition” of shares purchased under an ISO encompasses any transfer of legal title, such as a transfer by sale, exchange or gift. It generally does not include a transfer to your spouse, a transfer into joint ownership with right of survivorship (if you remain one of the joint owners), a pledge, a transfer by bequest or inheritance, or certain tax-free exchanges permitted under the Internal Revenue Code. A transfer to a trust is a “disposition” unless the trust is an eligible revocable trust, as described in the attached explanation.

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•	More than one year after the ISO is exercised.

DISPOSITION OF ISO SHARES

If you dispose of the Purchased Shares after satisfying both of the ISO holding periods, then you will recognize only a long-term capital gain at the time of disposition. The amount of the capital gain is equal to the excess of (a) the sale proceeds over (b) the exercise price. In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to taxpayers in the 15% and 10% marginal federal income tax brackets.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

If you dispose of the Purchased Shares before either or both of the ISO holding periods are met, then you will recognize ordinary income at the time of disposition. The calculation of the ordinary income amount depends on whether the shares are vested at the time of exercise.

•	Shares Vested. If the shares are vested at the time of exercise, the amount of ordinary income will be equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price. But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes. Your tax basis in the Purchased Shares will be equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as ordinary income. Any gain in excess of your basis will be taxed as a capital gain—either long-term or short-term, depending on how long you held the Purchased Shares after the date of exercise.

•

Shares Not Vested. If the Purchased Shares are not vested at the time of exercise, then the amount of ordinary income will be equal to the excess of (a) the fair market value of the Purchased Shares on the date of vesting over (b) the exercise price. But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes. Your tax basis in the Purchased Shares

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will be equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as ordinary income. Any gain in excess of your basis will be taxed as a capital gain—either long-term or short-term, depending on how long you held the Purchased Shares after the date of vesting. Please note that it makes no difference under the regular tax rules whether or not you filed a section 83(b) election at the time you exercised your ISO. In either case, your regular taxable income is measured as of the time of vesting rather than the time of exercise.

SUMMARY OF ALTERNATIVE MINIMUM TAX

The alternative minimum tax (AMT) must be paid to the extent that it exceeds your regular federal income tax for the year. For 2015, the first $185,400 ($92,700 for a married taxpayer filing a separate return) of your alternative minimum taxable income for the year over the allowable exemption amount (see below) is subject to alternative minimum taxation at the rate of 26%. The balance of your alternative minimum taxable income is subject to alternative minimum taxation at the rate of 28%. The dollar thresholds dividing the 26% and 28% rates are indexed for inflation in future years. Your alternative minimum tax base is equal to your alternative minimum taxable income (AMTI) minus your exemption amount.

•	Alternative Minimum Taxable Income. Your AMTI is equal to your regular taxable income, subject to certain adjustments and increased by items of tax preference. Among the many adjustments made in computing AMTI are the following:

•	State and local income and property taxes are not allowed as a deduction.

•	Miscellaneous itemized deductions are not allowed.

•	Certain interest deductions are not allowed.

•	The standard deduction and personal exemptions are not allowed.

•	When an ISO is exercised, the spread is added to income for AMT purposes. (See discussion below.)

•	Exemption Amount. Before AMT is calculated, AMTI is reduced by the exemption amount. Under current law, the exemption amount is as follows:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2014[2]	$82,100	$52,800	$41,050
2015	$83,400	$53,600	$41,700

2 Amounts are indexed for inflation in future years.

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The allowable exemption amount is reduced by $0.25 for each $1.00 by which alternative minimum taxable income for the year exceeds the following amounts:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2014[3]	$156,500	$117,300	$78,250
2015	$158,900	$119,200	$79,450

This means, for example, in 2015, the $83,400 exemption amount is phased out completely for married individuals filing joint returns when their alternative minimum taxable income reaches $492,500 [($83,400 ÷ $0.25) + $158,900].

APPLICATION OF AMT WHEN ISO IS EXERCISED

As noted above, when an ISO is exercised, the spread is included in AMTI at the time of exercise, unless the Purchased Shares are not yet vested at the time of exercise. If the Purchased Shares are not yet vested, the value of the shares minus the exercise price is included in AMTI when the shares vest. However, if you make an election under section 83(b) within 30 days after exercise, then the spread is included in AMTI at the time of exercise. YOU MUST FILE AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WITHIN 30 DAYS AFTER THE NOTICE OF STOCK OPTION EXERCISE IS SIGNED. The 30-day filing period cannot be extended.

A special rule applies if you dispose of the Purchased Shares in the same year in which you exercised the ISO. If the amount you realize on the sale is less than the value of the stock at the time of exercise, then the amount includible in AMTI on account of the ISO exercise is limited to the gain realized on the sale.4

To the extent that your AMT is attributable to the spread on exercising an ISO (and certain other items), you may be able to apply the AMT that you paid as a credit against your income tax liability in future years. But the rules on calculating the available tax credits were amended frequently in recent years and have become extraordinarily complex. On this issue in particular, you must consult your own tax adviser.

When Purchased Shares are sold, your basis for purposes of computing the capital gain or loss under the AMT system is increased by the option spread that exists at the time of exercise. Again, an ISO is treated under the AMT system much like an NSO is treated under the regular tax system. But your basis in the ISO shares for purposes of computing gain or loss under the regular tax system does not reflect any AMT that you pay on the spread at exercise. Therefore, if you pay AMT in the year of the ISO exercise and regular income tax in the year of selling the Purchased Shares, you could pay tax twice on the same gain (except to the extent that you can use the AMT credit described above).

[3]	Amounts are indexed for inflation in future years.
[4]	This is similar to the rule that applies under the regular tax system in the event of a disqualifying disposition of ISO stock. The amount of ordinary income that must be recognized in that case generally does not exceed the amount of the gain realized in the disposition.

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SECTION 409A OF THE INTERNAL REVENUE CODE

The preceding summary assumes that section 409A of the Internal Revenue Code does not apply to your option. In general, your option is exempt from section 409A if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Board of Directors. Since shares of Common Stock are not traded on an established securities market, the determination of their fair market value generally is made by the Board of Directors or by an independent appraisal firm retained by the Company. In either case, there is no guarantee that the Internal Revenue Service will agree with the valuation.

If your option were found to be subject to section 409A, then you would be required to recognize ordinary income as early as the year in which the option (or portion thereof) vests. This amount would also be subject to a 20% federal tax in addition to the federal income tax at your usual marginal rate for ordinary income. Additional state income taxes may apply in some states.

DISCLAIMER UNDER IRS CIRCULAR 230

To ensure compliance with requirements imposed by U.S. tax authorities, we inform you that any U.S. tax advice contained in the foregoing summary is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding United States federal, state or local tax penalties, or (ii) promoting, marketing or recommending to another party any matters addressed herein (including any attachments).

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SECTION 83(b) ELECTION

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, and pursuant to Treasury Regulations Section 1.83-2, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over an amount paid for those shares.

A.	The taxpayer who performed the services is:

Name:

Address:

Social Security No.:

B.	The property with respect to which the election is made is shares of the common stock of Arcus Biosciences, Inc.

C.	The property was transferred to the taxpayer on , .

D.	The taxable year for which the election is made is the calendar year .

E.	The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property if for any reason taxpayer’s service with the issuer terminates. The issuer’s repurchase right lapses in a series of installments over a -year period ending on , .

F.	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $ per share x shares = $ .

G.	For the property transferred, the taxpayer paid $ per share × shares = $ .

H.	The amount to include in gross income is $ . [The amount in Item F less the amount in Item G]

I.	This statement is executed on , .

Signature of Spouse (if any)	Signature of Taxpayer

Within 30 days after the date of transfer of the property, this election must be filed with the Internal Revenue Service office where the taxpayer files his or her annual federal income tax return. The filing should be made by registered or certified mail, return receipt requested. The taxpayer must (a) include a copy of the completed form with his or her federal income tax return for the taxable year in which the property is transferred and (b) deliver an additional copy to the Company.

ARCUS BIOSCIENCES, INC.

AMENDED AND RESTATED 2015 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE (INSTALLMENT EXERCISE)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 20	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Arcus Biosciences, Inc. (the “Company”) covered by the option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now:                     . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “Arcus Biosciences, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐	In my name only

☐ In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐ In the names of my spouse and myself as community property with the right of survivorship

☐ In the names of my spouse and myself as joint tenants with the right of survivorship

☐ In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGEMENTS OF THE OPTIONEE:

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that my purchase of the Purchased Shares has not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares or any sale or transfer thereof.

4.	I am aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied as of the date set forth below, and that the Company is not required to take action to satisfy any conditions applicable to it.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

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7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.	I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.	I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

12.	I agree that the Company does not have a duty to design or administer the Amended and Restated 2015 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

13.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

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EXPLANATION OF FORMS OF STOCK OWNERSHIP

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the forms of legal ownership available for the shares that you are purchasing (the “Purchased Shares”). For a number of reasons, this explanation is no substitute for personal legal advice:

•	To make the explanation short and readable, only the highlights are covered. Some legal rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own situation may well be different from the norm.

•	The law may change, and the Company is not responsible for updating this summary.

•	The form in which you own your shares may have a substantial impact on the estate tax treatment that applies to those shares when you die or the income tax treatment that applies when your survivors sell the shares after your death.

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT THE FORM OF OWNERSHIP FOR YOUR SHARES.

OVERVIEW

The Notice of Stock Option Exercise offers five forms of taking title to the Purchased Shares:

•	In your name only,

•	In your name and the name of your spouse as community property,

•	In your name and the name of your spouse as community property with the right of survivorship,

•	In your name and the name of your spouse as joint tenants with the right of survivorship, or

•	In the name of an eligible revocable trust.

Title in the Purchased Shares depends upon (a) your marital status, (b) the marital property laws of your state of residence and (c) any agreement with your spouse altering the existing marital property laws of your state of residence. If you are not married, you generally will take title in your name alone. If you are married, title depends upon the marital property laws of your state of residence. In general, states are classified either as “community property” states or as “common-law property” states. (But individual state law may vary within these classifications.)

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COMMUNITY PROPERTY AND JOINT TENANCY

Community property states include California, Texas, Washington, Arizona, Nevada, New Mexico, Idaho, Louisiana and Wisconsin. In a community property state, property acquired during marriage by either spouse is presumed to be one-half owned by each spouse. All other property is classified as the separate property of the spouse who acquires the property. While either spouse has equal management and control over the community property and may sell, spend or encumber all community property, neither spouse may gift community property or partition his/her one-half interest without the consent of the other spouse. Upon divorce, all community property is divided equally among the spouses and each spouse is entitled to retain all of his/her separate property. Upon the death of a spouse, one-half of the community property (and all of the decedent spouse’s separate property) will pass to the decedent spouse’s heirs. The other one-half of the community property remains the property of the surviving spouse.

Other states are common-law property states. In a common-law property state, each spouse is generally deemed to own whatever he/she earns or acquires.

A married couple may elect to alter the marital property rules by mutually agreeing to take title to property in other forms. For example, a couple residing in a community property state may generally enter into an agreement and transform what otherwise would be community property into the separate property of the spouse who earns or acquires the property.

In addition, many community property and common-law property states allow married couples to take joint title in property acquired during marriage. For example, California allows a married couple to take title in a joint tenancy with the right of survivorship. In a joint tenancy, each spouse owns a one-half interest in the property as separate property. This means that each spouse may transfer or sell his/her one-half interest in the property while he/she is alive. However, unlike traditional separate property, a spouse cannot transfer his/her one-half interest to heirs at death. Instead, the surviving spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the property. (This is called the “right of survivorship.”) Both spouses must consent to taking property in a joint tenancy in lieu of having the community property laws apply.

California also allows a married couple to take title in the shares as community property with the right of survivorship. This means that the shares are treated like community property while both spouses are alive. However, if one spouse dies, then the other spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the shares. In other words, the decedent spouse’s will or trust does not control the disposition of the shares.

If you have the Purchased Shares issued in a form other than those described above, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

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TRUSTS

A transfer to a trust generally should not be treated as a “disposition” of the Purchased Shares for tax purposes if the trust satisfies each of the following conditions:

•	You are the sole grantor of the trust,

•	You are the sole trustee, or you and your spouse are the sole co-trustees,

•	The trustee or trustees are not required to distribute the income of the trust to any person other than you and/or your spouse while you are alive, and

•	The trust permits you to revoke all or part of the trust and to have the trust’s assets returned to you, without the consent of any other person (including your spouse).

If you have the Purchased Shares issued to a trust that does not meet these requirements, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

If you have the Purchased Shares issued to any trust, you will be required to sign a Stock Transfer Agreement in your capacity as trustee. Under the Stock Transfer Agreement, the Purchased Shares remain subject to the Company’s right of first refusal in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

THE COMPANY WILL NOT CHECK TO DETERMINE WHETHER THE FORM OF OWNERSHIP THAT YOU ELECT IN YOUR NOTICE OF STOCK OPTION EXERCISE IS APPROPRIATE. YOU SHOULD CONSULT YOUR OWN ADVISERS ON THIS SUBJECT. IF AN INAPPROPRIATE ELECTION IS MADE, THE FORM OF OWNERSHIP MAY NOT WITHSTAND LEGAL SCRUTINY OR MAY HAVE ADVERSE TAX CONSEQUENCES.

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EXPLANATION OF U.S. FEDERAL INCOME TAX CONSEQUENCES

(Current as of September 2015)

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the tax consequences of exercising your option. For a number of reasons, this explanation is no substitute for personal tax advice:

•	To make the explanation short and readable, only the highlights are covered. Some tax rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

•	State and foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning. Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

•	Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

•	This explanation assumes that your option is not subject to section 409A of the Internal Revenue Code. However, the Company cannot be certain that section 409A is inapplicable to your option. (Please refer to the last segment of this summary for more information about section 409A.)

•	The tax rules change often, and the Company is not responsible for updating this summary. (Please refer to the date at the top of this page.)

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN TAX ADVISER BEFORE EXERCISING YOUR OPTION.

EXERCISE OF NSO

If you are exercising an NSO, you will be taxed at the time of exercise. You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as income on the exercise date.

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DISPOSITION OF NSO SHARES

When you dispose of the Purchased Shares, you will recognize a capital gain equal to the excess of (a) the sale proceeds over (b) your tax basis in the Purchased Shares. If the sale proceeds are less than your tax basis, you will recognize a capital loss. The capital gain or loss will be long-term if you held the Purchased Shares for more than 12 months. The holding period starts when you exercise your NSO. In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to taxpayers in the 15% and 10% marginal federal income tax brackets.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

Depending on the level of your adjusted gross income, the additional Medicare contribution tax may be imposed on any short-term and long-term capital gain income and can increase your marginal tax rate.

LIMIT ON ISO TREATMENT

The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO). The favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates. Of the options that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment. The excess over $100,000 automatically receives NSO treatment. For this purpose, stock is valued at the time of grant. This means that the value is generally equal to the exercise price.

For example, assume that you hold an option to buy 60,000 shares for $8 per share. Assume further that the entire option becomes exercisable in four equal annual installments. Only the first 50,000 shares qualify for ISO treatment. (12,500 times $8 equals $100,000.) The remaining 10,000 shares will be treated as if they had been acquired by exercising an NSO. This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.

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EXERCISE OF ISO AND ISO HOLDING PERIODS

If you are exercising an ISO, you will not be taxed under the regular tax rules until you dispose of the Purchased Shares.1 (The alternative minimum tax rules are described below.) The tax treatment at the time of disposition depends on how long you hold the shares. You will satisfy the ISO holding periods if you hold the Purchased Shares until the later of the following dates:

•	More than two years after the ISO was granted, and

•	More than one year after the ISO is exercised.

DISPOSITION OF ISO SHARES

If you dispose of the Purchased Shares after satisfying both of the ISO holding periods, then you will recognize only a long-term capital gain at the time of disposition. The amount of the capital gain is equal to the excess of (a) the sale proceeds over (b) the exercise price. In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to taxpayers in the 15% and 10% marginal federal income tax brackets.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

If you dispose of the Purchased Shares before either or both of the ISO holding periods are met, then you will recognize ordinary income at the time of disposition. The amount of ordinary income will be equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price. But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes.

Your tax basis in the Purchased Shares will be equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as ordinary income. Any gain in excess of your basis will be taxed as a capital gain—either long-term or short-term, depending on how long you held the Purchased Shares after the date of exercise.

SUMMARY OF ALTERNATIVE MINIMUM TAX

The alternative minimum tax (AMT) must be paid to the extent that it exceeds your regular federal income tax for the year. For 2015, the first $185,400 ($92,700 for a married taxpayer filing a separate return) of your alternative minimum taxable income for the year over the allowable exemption amount (see below) is subject to alternative minimum taxation at the rate of 26%. The balance of your alternative minimum taxable income is subject to alternative minimum taxation at the rate of 28%. The dollar thresholds dividing the 26% and 28% rates are indexed for inflation in future years. Your alternative minimum tax base is equal to your alternative minimum taxable income (AMTI) minus your exemption amount.

[1]	Generally, a “disposition” of shares purchased under an ISO encompasses any transfer of legal title, such as a transfer by sale, exchange or gift. It generally does not include a transfer to your spouse, a transfer into joint ownership with right of survivorship (if you remain one of the joint owners), a pledge, a transfer by bequest or inheritance, or certain tax-free exchanges permitted under the Internal Revenue Code. A transfer to a trust is a “disposition” unless the trust is an eligible revocable trust, as described in the attached explanation.

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•	Alternative Minimum Taxable Income. Your AMTI is equal to your regular taxable income, subject to certain adjustments and increased by items of tax preference. Among the many adjustments made in computing AMTI are the following:

•	State and local income and property taxes are not allowed as a deduction.

•	Miscellaneous itemized deductions are not allowed.

•	Certain interest deductions are not allowed.

•	The standard deduction and personal exemptions are not allowed.

•	When an ISO is exercised, the spread is added to income for AMT purposes. (See discussion below.)

•	Exemption Amount. Before AMT is calculated, AMTI is reduced by the exemption amount. Under current law, the exemption amount is as follows:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2014[2]	$82,100	$52,800	$41,050
2015	$83,400	$53,600	$41,700

The allowable exemption amount is reduced by $0.25 for each $1.00 by which alternative minimum taxable income for the year exceeds the following amounts:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2014[3]	$156,500	$117,300	$78,250
2015	$158,900	$119,200	$79,450

This means, for example, in 2015, the $83,400 exemption amount is phased out completely for married individuals filing joint returns when their alternative minimum taxable income reaches $492,500 [($83,400 ÷ $0.25) + $158,900].

APPLICATION OF AMT WHEN ISO IS EXERCISED

As noted above, when an ISO is exercised, the spread is included in AMTI at the time of exercise.

A special rule applies if you dispose of the Purchased Shares in the same year in which you exercised the ISO. If the amount you realize on the sale is less than the value of the stock at the time of exercise, then the amount includible in AMTI on account of the ISO exercise is limited to the gain realized on the sale.4

[2]	Amounts are indexed for inflation in future years.
[3]	Amounts are indexed for inflation in future years.
[4]	This is similar to the rule that applies under the regular tax system in the event of a disqualifying disposition of ISO stock. The amount of ordinary income that must be recognized in that case generally does not exceed the amount of the gain realized in the disposition.

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To the extent that your AMT is attributable to the spread on exercising an ISO (and certain other items), you may be able to apply the AMT that you paid as a credit against your income tax liability in future years. But the rules on calculating the available tax credits were amended frequently in recent years and have become extraordinarily complex. On this issue in particular, you must consult your own tax adviser.

When Purchased Shares are sold, your basis for purposes of computing the capital gain or loss under the AMT system is increased by the option spread that exists at the time of exercise. Again, an ISO is treated under the AMT system much like an NSO is treated under the regular tax system. But your basis in the ISO shares for purposes of computing gain or loss under the regular tax system does not reflect any AMT that you pay on the spread at exercise. Therefore, if you pay AMT in the year of the ISO exercise and regular income tax in the year of selling the Purchased Shares, you could pay tax twice on the same gain (except to the extent that you can use the AMT credit described above).

SECTION 409A OF THE INTERNAL REVENUE CODE

The preceding summary assumes that section 409A of the Internal Revenue Code does not apply to your option. In general, your option is exempt from section 409A if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Board of Directors. Since shares of Common Stock are not traded on an established securities market, the determination of their fair market value generally is made by the Board of Directors or by an independent appraisal firm retained by the Company. In either case, there is no guarantee that the Internal Revenue Service will agree with the valuation.

If your option were found to be subject to section 409A, then you would be required to recognize ordinary income as early as the year in which the option (or portion thereof) vests. This amount would also be subject to a 20% federal tax in addition to the federal income tax at your usual marginal rate for ordinary income. Additional state income taxes may apply in some states.

DISCLAIMER UNDER IRS CIRCULAR 230

To ensure compliance with requirements imposed by U.S. tax authorities, we inform you that any U.S. tax advice contained in the foregoing summary is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding United States federal, state or local tax penalties, or (ii) promoting, marketing or recommending to another party any matters addressed herein (including any attachments).

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